Exhibit 10.45

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

CONFIDENTIAL

Control No. 4950999
SALES CONTRACT
Dated: Sept 11, 1999

1. PARTIES.

Shell:	SHELL CHEMICAL COMPANY, for itself and as agent for Shell Oil Company
(“Seller”), P.O. Box 2463, Houston, TX 77252-2463, Facsimile no. 713-241-6465.

Buyer:	SHELL ELASTOMERS LLC. (For Belpre Plant)

2. PRODUCT.

Product	100% of Buyer’s requirements Estimated Annual Quantity	FOB Point	Shipment Mode	Price
Isoprene	***	On Consignment. See Article 6	On Consignment. See Article 6	FORMULA— See Article 4.1

[***] [Confidential Treatment Required]

2.1. PRODUCT QUALITY.

Isoprene, (hereinafter referred to as “Product”) supplied and maintained on consignment at Belpre in accordance with Article 6, and will be in accordance with specifications set forth in Exhibit A.

Seller will facsimile to the Buyer at time of shipment a Certificate of Analysis (COA). Seller will provide Buyer six (6) months advanced notification if there is a change in the manufacturing process that will affect the material specifications of Product provided to the Buyer. Product produced by the Seller in different plants is viewed as coming from different supply sources and requires separate qualifications. Product to be shipped for the Seller from third parties must be from a third party qualified by the Buyer based on Buyer’s criteria as specified in Exhibit B. Buyer will have the right to confirm each such shipment-conforms to the agreed specification;

Seller must obtain approval prior to shipment any material that does not meet the Buyers specifications. If Seller deliveries Product failing to comply with the specifications set out in Exhibit A, Seller will reimburse Buyer for freight expenses associated with such shipment and be entitled at its option to i) require Seller to replace such defective Product at a price not to exceed the invoice value or ii) to reimburse the invoice value of the defective Product.

If, Buyer has cause to complain that the quality of Product delivered to it pursuant to the Contract does not comply with the specification set out in Exhibit A, Buyer will give written notice specifying the nature of its complaint and the parties will promptly meet so as to resolve that complaint. In absence of any agreement to resolve the complaint the parties will appoint at their joint cost a mutually acceptable independent surveyor to examine whether the quality of Product as delivered complied with the specifications set forth in Exhibit A. In the absence of any written notice from Buyer to Seller within 30 days after delivery of the Product, the Product shall be deemed to have been delivered and accepted by Buyer in a satisfactory condition and in all respects in accordance with the specifications and Seller shall have no liability to Buyer with respect to that delivery.

3. PERIOD. The period of this Sales Contract will begin on July 1, 1999 and end on December 31, 2009, but will continue thereafter, subject to termination effective on such ending date, or at any subsequent time, by either Party giving the other at least twelve (12) months’ prior written notice at any time for any reason, provided that such termination will not take effect before December 31, 2009.

4.	PRICE AND PAYMENT TERMS.

4.1. PRICE. To calculate the price to Belpre freight charges plus rail car leasing maintenance and outside tank rental (the current rate for railcar leasing, maintenance and tank rental as of August, 1999 is [***] [Confidential Treatment Required] ) are added. The calculation is as follows:

[***] [Confidential Treatment Required]

[***]	[Confidential Treatment Required]

4.2. TAX. Any tax (other than on income), duty or other governmental charge now or hereafter imposed on the Product or on any raw material used in manufacturing the Product (or on Seller, or required to be paid or collected by Seller, by reason of the manufacture, transportation, sale or use of such Product or raw material) will be paid by Buyer in addition to the price.

5. QUANTITY.

5.1 Scheduling and planning

The volume of Product shall be agreed to annually between Seller and Buyer, by October 1 of the previous year (Agreed Volume).

5.2 Five year production estimate

Buyer shall advise Seller by October 1 of each year of its best estimate of the annual requirements of Product in the nearest following 5 years.

5.3 Three month rolling forecast

Subject to Clauses 5.1 and 5.2 Buyer will indicate to Seller in writing its monthly requirement on the basis of a rolling three months program. This program will be revised and updated on a monthly basis and will be made available to Seller latest five working days before the beginning of the first month on the three months program. Seller will take all reasonable efforts to supply Product based on Buyer’s forecast.

5.4 Information on shutdowns

Buyer and Seller shall inform each other at earliest opportunity, but not later than twelve months before it occurs, of any planned shutdown or maintenance program, and its duration, which may affect Seller’s capability to supply, or Buyer’s capability to purchase Product. Buyer shall use all reasonable efforts, given its own market requirements, to purchase Product approximately evenly spread each Month throughout the Year.

5.5 Variations to Agreed volumes

In case of persistent underperformance of a party versus agreed plan, the underperforming party will immediately inform the other party and both will seek to resolve the problem in mutual agreement minimizing the impact on both businesses.

5.5.1 Demand below Agreed Volumes

Should Buyer require volumes less than the Agreed Volume indicated in Clause 5.1, [***] [Confidential Treatment Required].

5.5.2 Supply below Agreed Volumes

Should Seller not be able to produce the Agreed Volumes as indicated in clause 5.1, and the deviation from the Agreed Volume is more than [***] [Confidential Treatment Required] it will attempt at its own cost to purchase additional quantities of isoprene to make up for the shortfall that exceeds [***] [Confidential Treatment Required] to a limit of [***] [Confidential Treatment Required] of the annual Agreed Volume. [***] [Confidential Treatment Required]. Should Buyer have demand for any additional volumes then Seller will purchase that volume (if available) and make it available at the purchase price.

5.5.3 Demand above Agreed Volumes

Should Buyer require volumes above those indicated in Clause 5.1, Seller shall have the right to supply additional manufactured volumes in accordance to the terms of this contract. Seller will supply these additional volumes at formula price if available from its own production. If not available from own production Seller will purchase (if available in the market) that volume and make it available at the purchase price.

5.6 Purchase of Additional Volumes

In the case that Buyer’s requirements are above the agreed annual planned volumes or agreed annual planned volumes are above Seller’s isoprene production capacity available to Buyer, both parties will discuss how to best to obtain the additional volume required. This includes discussions of a supplier, prices, quantities and delivery points on short term requirements, each of which as qualified by the Buyer. The actual purchase transaction from third parties will be done by Seller on behalf of Buyer. In case Seller

5.7 Logistics Planning

In July of each year Buyer and Seller will agree on the numbers of railcars needed in isoprene service for the next year. There are 99 such cars in service at time of execution of this contract. If additional railcars are required and Seller is able to provide such additional cars, Seller will provide these railcars at their actual leasing and maintenance cost.

5.8 Additional volumes arising from Capacity expansions

Both parties will try to resolve any isoprene imbalances in mutual agreement which arise from additional isoprene capability to produce by Seller above annual agreed volumes, debottleneckings and capacity expansions or which arise from changes in requirements of Buyer. If additional isoprene capacity is added by Buyer at least [***] [Confidential Treatment Required] of such capacity (Note-this represents the % of current capacity currently purchased by Elastomers [***] [Confidential Treatment Required] Total in 2000 if volumes above [***] [Confidential Treatment Required] are not reserved by other merchant customers of Seller, Buyer has first option for that unclaimed portion. Prior to those additional productions commence. If Buyer is unable to take those additional volumes Seller will have a right to place those volumes in the merchant market unless Buyer will compensate Seller for opportunity loss. In case Seller sells these isoprene volumes in the merchant market at a lower price than the price charged to Buyer in the period, then Seller will sell an equivalent quality of isoprene at the same price to Buyer. This is not valid in the case of off spec isoprene or if Buyer does not fulfill the agreed annual planned volume.

6. SHIPMENTS. With Buyer’s consent, which shall not be unreasonably withheld, Seller will select the origin of shipment and the carrier. The quantity of all bulk rail and truck shipments will be determined by Seller by outage tables with corrections for temperature or by weighmaster’s certificate as appropriate and Seller’s quantity determination will govern. Buyer will promptly unload each shipment at its own risk and expense, including any demurrage or detention charges.

6.1. SUPPLIER MANAGED INVENTORY AGREEMENT FOR ISOPRENE, hereinafter referred to as “Consigned Product”.

A. SHIPMENTS - TITLE. Notwithstanding any provisions of this Contract to the contrary, shipments of Consigned Product will be made by Seller on consignment into Buyer’s storage at its facilities at Belpre, Ohio and Seller’s quantity determination will govern unless proven in error. Should the quantity determination by Buyer after receipt differ by an amount greater than one-half of one percent (0.5%) versus the quantity indicated on Seller’s bill of lading, it is Buyer’s responsibility to petition Seller for adjustment in writing within thirty (30) days of receipt. Buyer will ensure the prompt unloading of each shipment of Consigned Product and will be responsible for any demurrage or detention charges. Seller will retain title to all Consigned Product until any of the following occurs, at which time Buyer will be deemed to have purchased the Consigned Product involved:

1.	Buyer withdraws it from storage;

2.	the Consigned Product is lost, destroyed or damaged for any cause while in Buyer’s custody, regardless of fault, effective the date of such loss, destruction or damage; or

3.	a period of 120 consecutive days elapses during which no withdrawals of Consigned Product are made by Buyer (in which case all remaining Consigned Product in storage at Buyer’s location will be deemed purchased by Buyer).

Seller agrees to maintain a minimum [***] [Confidential Treatment Required] Consigned Product as “Safety Stock” Seller and Buyer will meet twice a year to discuss the Supplier’s performance of the Supplier Managed Inventory Program (SMI). During these discussions the Seller and Buyer will discuss and revise the safety stock volume if required with the objective being to achieve reliability and cost efficiency. Decisions to increase or decrease the safety stock volume requirement will not to be unreasonably withheld or delayed. The actual stock level can fall below the agreed safety stock level, provided an urgent plan is in place to bring the inventory to a volume above the safety stock level.

Buyer agrees that all costs of maintaining and protecting Consigned Product in Buyer’s storage facilities, including but not limited to insurance, handling and storage, will be borne by Buyer, and that Consigned Product will be adequately insured against theft, fire or other loss or damage with Seller named as an additional insured in the appropriate policies. Buyer agrees to maintain all storage facilities for Consigned Product in a safe, environmentally sound manner. All operational aspects of the storage facilities for Consigned Product are managed and undertaken by the Buyer. Buyer agrees to furnish Seller with evidence of such insurance satisfactory to Seller.

B. STORAGE REQUIREMENTS. Buyer agrees to permit physical inspection of the storage location and product handling facilities by Seller’s representative or agents prior to the first consignment shipment.

C. FINANCING STATEMENT. Upon request by Seller, Buyer will execute and return to Seller for Seller’s filing, a Uniform Commercial Code Financing Statement - Form UCC-1, for all Consigned Product delivered hereunder.

D. REPORTS. On the first work day of each calendar month, Seller will ascertain withdrawals of all Consigned Product during the previous month via the Lotus Notes tool, SIMON. Buyer will pay for the amount of Consigned Product used or otherwise deemed purchased during the past calendar month as found on the “Reconciliation” screen and in the cumulative “Calculated” column for the past calendar month.

Buyer is responsible for keeping SIMON accurate by recording complete information as to all receipts, withdrawals and handling of Consigned Product. Buyer will provide a physical inventory quantity on a monthly basis and record in SIMON. Since SIMON data will also serve as the basis for invoice quantities (i.e., the quantity that the Buyer is obligated to pay upon), Seller will maintain the responsibility of verifying the inventory activity and will notify Buyer of exceptions or rejection of data reported on the “Reconciliation” screen no later than the following working day, following the Month End Accounting Closing Date, defined as the last day of each calendar month. Upon prior reasonable notice, Seller will have the right to verify SIMON data at any time during Buyer’s normal business hours by physical inspection of Buyer’s Consigned Product inventory or to require any or all of Buyer’s monthly reports to be certified by a responsible officer of Buyer.

E. PAYMENT - TERMS. Payment is due in Seller’s bank or financial institution via EFT-CTX (Electronic Funds Transfer or Drafting) [***] [Confidential Treatment Required] from Month End Accounting Closing Date. Any quantity of Consigned Product in Buyer’s custody at termination of this Contract which has not previously been purchased by Buyer will be considered to have been purchased by Buyer at the price then in effect on that termination date except where Seller elects to have the Consigned Product returned to it, having Buyer load the same into railcar or truck at Buyer’s facilities at Buyer’s expense. Seller will bear the transportation costs for any such returned Consigned Product from Buyer’s facility to Seller’s destination.

F. WEBSITE ACCESS AND USE. Seller shall maintain a website (the “Website”) which will provide Buyer access to the Internet Lotus Notes website tool SIMON. Seller hereby grants to Buyer a nonexclusive, nontransferable, and revocable license to use SIMON at the Website for Buyer’s own internal use. Buyer may make reports, data, and print any output of SIMON. Any other rights not expressly granted to Buyer are reserved to Seller.

Access to the Website and use of the Software requires concomitant use of an Internet browser commercially available by third parties and access to the Internet. Buyer shall bear all responsibility for obtaining the necessary rights for use and installation thereof.

SELLER REPRESENTS AND WARRANTS ONLY THAT IT HAS THE RIGHT TO MAKE THE GRANTS SET FORTH ABOVE BUT MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES. EITHER EXPRESS OR IMPLIED, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO THE PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE WEBSITE OR SOFTWARE OR ANY INFORMATION CONTAINED THEREIN. THE SOFTWARE AND ANY ASSOCIATED SERVICES (e.g., INSTALLATION AND UPGRADING OF THE SOFTWARE) ARE PROVIDED TO BUYER HEREUNDER ON AN “AS IS” BASIS WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO ANY WARRANTY CONCERNING THE RESULTS OR EFFECTS OBTAINED THROUGH THE USE OF THE SOFTWARE OR THAT IT WAS FIT FOR ANY USE INTENDED, OR CAN BE USED WITHOUT INFRINGING THE PATENT RIGHTS, COPYRIGHTS, OR OTHER INTELLECTUAL PROPERTY OF THIRD PARTIES. IN NO EVENT SHALL SELLER BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL OR OTHER CONSEQUENTIAL DAMAGES RESULTING IN ANY WAY FROM ANY USE OF THE WEBSITE OR THE SOFTWARE, INCLUDING, WITHOUT LIMITATION, LOSS PROFITS, BUSINESS INTERRUPTION, LOSS OF PROGRAMS OR OTHER DATA ON BUYER’S INFORMATION HANDLING SYSTEM OR OTHERWISE, EVEN IF SELLER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

Seller shall not be responsible for, and shall have no obligation to Buyer with respect to, any claim by any other person arising, from, or attributable to, Buyer’s use of the Website or SIMON.

Seller’s cumulative liability to Buyer for any claims arising from, or in any way related to, this Agreement, the Website or date contained thereon, or Simon or data contained therein, whether based on contract, tort, warranty, strict liability or other form of action, shall not exceed the total amount of any license fee(s) paid by Buyer to Seller hereunder. This limitation of liability is intended to apply without regard to whether other provisions of this Agreement have been breached or have proven ineffective. Seller shall have no liability for loss of data or documentation, it being understood that Buyer is responsible for reasonable backup precautions.

Shipments of Product hereunder will be in accordance with schedules mutually agreeable to both Parties with all reasonable efforts made to ship and receive Product at as even a rate over each year as practicable.

7. WARRANTIES. Seller warrants that each Product will meet specifications designated as such in this Contract or in Shell’s applicable publications. Shell warrants that it will comply with all applicable laws and governmental rules, regulations and orders. SHELL MAKES NO OTHER WARRANTIES, WHETHER OF MERCHANTABILITY, FITNESS OR OTHERWISE, AND NONE WILL BE IMPLIED.

8. EXCUSES FOR NONPERFORMANCE. Either Seller or Buyer will be excused from the obligations of this Contract to the extent that performance is delayed or prevented by any circumstance (except financial) reasonably beyond its control or by fire, explosion, mechanical breakdown, strikes or other labor trouble, plant shutdown, unavailability of or interference with the usual means of transporting the Product or compliance with any law, regulation, order, recommendation or request of any governmental authority. In addition, Seller will be so excused in the event it is unable to acquire from its usual sources and on terms it deems to be reasonable, any material necessary for manufacturing the Product. If, because of such circumstances, there should be a shortage of Product from any of Seller’s sources, Shell will not be obligated to purchase Product in order to perform this Contract and may apportion its available Product among all its customers and its own internal uses in such manner as Seller finds fair and reasonable; provided, however, that Seller will not be obligated to apportion or otherwise make available to Buyer Product which Shell obtains by purchase or exchange for their own internal uses. Quantities of Product consequently not shipped will be deducted from the applicable remaining quantity obligation unless the Parties agree otherwise.

9. SAFETY AND HEALTH COMMUNICATIONS. Seller will furnish to Buyer Material Safety Data Sheets which include health, safety and other hazard communication information on Product consistent with the Occupational Safety and Health Administration’s Hazard Communications Standard. Seller will also furnish other health or safety information as available. Buyer will disseminate appropriate health and safety information to all persons Buyer foresees may be exposed to Product (including but not limited to Buyer’s employees, contractors and customers). If Product is further processed, mixed or incorporated into another product, Buyer will likewise disseminate appropriate health and safety information to all persons Buyer foresees may be exposed.

10. LIABILITIES - CLAIMS - INDEMNIFICATION. Buyer will indemnify Shell against any liability (whether strict or otherwise) for any claim, loss or expense on account of any injury, disease or death of persons (including Buyer’s employees) or damage to property (including Buyer’s) arising out of:

A. Buyer’s unloading, storage, handling, sale of use or the Product (except to the extent caused by Seller’s negligence); and/or

B. Any failure by Buyer to disseminate safety and health information as provided in Article 9, SAFETY AND HEALTH COMMUNICATIONS;

and these indemnity obligations of Buyer will survive termination of this Contract. Shell or Buyer will not have any liability to the others for any claim (except for indebtedness of Buyer to Seller, or Buyer’s failure to perform its purchase obligations hereunder) arising out of or in connection with this Contract unless claimant gives the other Party notice of the claim, setting forth fully the facts on which it is based, within ninety (90) days of the date such facts were discovered or reasonably should have been discovered. Shell’s liability for defective or nonconforming Product, whether or not based on negligence, will not exceed the purchase price of the Product involved in the claim. Seller will indemnify Buyer for any claim, loss or other expense to the extent of Seller’s negligence in the handling or manufacture of the product, except to the extent caused by Buyer’s negligence. NO PARTY WILL BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES.

11. REMEDIES. If Buyer fails to pay any indebtedness to Seller in accordance with the terms for such indebtedness (whether or not under this Contract), Seller may, in addition to any other remedies, suspend shipments, change terms of payment or terminate this Contract by notice to Buyer. Buyer’s obligation to perform will not be limited by any previous waiver by Seller. In the event that Buyer breaches any term or condition of this Contract, Buyer will reimburse Shell for all costs and expenses related to Shell’s pursuit of payment for any claim in any way arising from such breach, including but not limited to reasonable attorneys’ fees.

12. NOTICES. Notice by either Shell or Buyer will be made only by facsimile or similar electronic transmission, effective at the time sent to the number set out in Article I, PARTIES, with confirmation, or by letter or telegram addressed to the other Party at its address in Article I and will be considered given as of the time it is sent by facsimile transmission or deposited with the U.S. Postal Service or the telegraph company, postage or charges prepaid.

13. GOVERNING LAW. THIS CONTRACT WILL BE INTERPRETED AND THE RIGHTS, OBLIGATIONS AND LIABILITIES OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

14. ASSIGNABILITY. The Buyer shall be entitled to assign this Agreement to any Affiliate that acquires all or substantially all of its property, without the prior written consent thereto of the Seller. Any assignment of the Agreement by the Buyer to a third party will require the consent of the Seller, such consent not to be unreasonably withheld or delayed.

Seller shall be entitled to assign this Agreement to any Affiliate or third party without the prior written consent thereto of the Buyer.

“Affiliate” means in relation to Shell, N.V. Koninklijke Nederlandsche Petroleum Maatschappij, The “Shell” Transport and Trading Company, p.l.c. (together the “Parent Companies”) or any entity other than the Parties which is directly or indirectly affiliated with either or both of the Parent Companies. In relation to the Buyer, “Affiliate” means any entity which is directly or indirectly affiliated with Buyer. In relation to any third party successors of the Parties, “Affiliate” means any entity which is directly or indirectly affiliated with that Third Party successor.

For the purposes of this definition, a particular entity is:

(i)	directly affiliated will another entity or entities if the latter hold(s) or otherwise control(s) by proxy or agreements shares or other ownership interests carrying fifty percent (50%) or more of the votes exercisable at a general shareholders meeting (or its equivalent) of the entity in question; and

(ii)	indirectly affiliated with an entity or entities (the “parent or parents”) if a series of entities can be specified, beginning with their parent or parents and ending with the particular entity, so related that each entity or entities in the series, except the parent or parents, is directly affiliated with one or more of the entities earlier in the series;

ENTIRETY AND RELEASE

This Contract, as of the beginning date of its Period, contains the complete and exclusive agreement of Shell and Buyer concerning the Product identified in Article 2, PRODUCT, merges and supersedes all prior understandings and representations (oral or written) and terminates all prior contracts between Shell and Buyer concerning the same product. Except for any indebtedness or indemnity obligation of Buyer to Shell, each Party releases the other from all claims arising in connection with any such prior contract. Neither this Contract nor any agreement supplementing or amending this Contract (including any purchase order or other document issued by Buyer) will be binding unless signed by the Parties, and performance prior to such execution will not constitute a waiver of this requirement.

EFFECTIVE ONLY if signed by Buyer and returned within thirty (30) days of the contract date, and then signed by Seller. Any shipment of Product made during the period of this Contract, but prior to execution, will be deemed to have been made under the terms hereof.

SHELL ELASTOMERS LLC		SHELL CHEMICAL COMPANY

By	/s/ Illegible	By	/s/ Illegible

Date	Illegible	Date	4/13/00

Exhibit A

CUSTOMER PROPERTY REQUIREMENTS

SQR #: 1010
PRODUCT: ISOPRENE MONOMER		PRODUCT CODE: [***] [Confidential Treatment Required]
CUSTOMER: Belpre		EFFECTIVE DATE: 9/1/1999

SPECIFICATION PROPERTY	UNIT OF MEASURE	MIN LIMITS	MAX LIMITS	TEST METHOD
***	ppmw		***	***

***	ppmw		***	***

***			***	***

***	ppmw		***	***

***	ppmw		***	***

***	ppmw		***	***

***	ppmw		***	***

***	ppmw	***	***	***

***	%w	***		***

***	ppmw		***	***

***	ppmw		***	***

***	ppmw		***	***

***	ppmw		***	***

***	ppmw		***	***

***	ppmw		***	***

***	ppmw		***	***

**	Provisional specification, to be reviewed within one year from the specification effective date. Belpre will be contacted for waiver prior to shipment if product exceeds the specification. COA Comments: O2 vapor <0.1%v in tank car before loading. Dimer concentration is at time of loading.

For customer service, including order placement call toll free: (1-800-872-7435)

Look for us on the Internet at: www.shellchemical.com

Warranty:	All products purchased from or supplied by Shell are subject to terms and conditions set out in the contract, order acknowledgement and/or bill of lading. Shell warrants only that its product will meet those specifications designated as such herein or in other publications. All other information including that herein, supplied by Shell is considered accurate but is furnished upon the express condition that the customer shall make its own assessment to determine the product’s suitability for a particular purpose. Shell makes no other warranty either expressed or implied, regarding such other information, the data upon which the same is based, or the results to be obtained from use thereof: that any products shall be merchantable or fit for any purpose: or that the use of such other information or product will not infringe any patent.

SHELL CHEMICAL COMPANY

[***] [Confidential Treatment Required]

Exhibit B

Approved sources of Isoprene

\Supplier Consumer\	***	***	***	***	***	***	***	***

Belpre		***		***	***		***

[***] [Confidential Treatment Required]

Isoprene Specification

[***] [Confidential Treatment Required]

Specification Property	Unit of Measure		Min Limit	Max Limit		Test Method

***	ppmw			***		***

***	ppmw		***	***		***

***	ppmw			***		***

***	% w			***		***

***		ppmw			***		***

***	% w			***		***

***	% w		***	***		***

***	ppmw			***		***

***	ppmw			***		***

***	ppmw			***		***

***	ppmw			***		***

***	ppmw			***		***

***	ppmw			***		***

***				***		***

***	Pt/Co			***		***

[***] [Confidential Treatment Required]

Print Date: 6/2/1999

Active

Isoprene

[***] [Confidential Treatment Required]

City:	Mizushima
State:
Zip:
Country:	JAPAN
FDA Certified:	N/A

TSCA Certified:	Yes

Regulatory Comments

Delivery
Pkg. Size:
Label:
Delivery:	Tank Car
Storage
Shelf Life:	See MSDS
Condition:	Dimer formation depends on Time and Temp.
Handling:	See MSDS

Property	Unit	Target / Typical	Specification	Analysis Method
***	ppm wt.		***	***

***	ppm		***	***

***	ppm wt.		***	***

***	ppm wt.		***	***

***	ppm wt.		***	***

***	ppm wt.		***	***

***	ppm wt.		***	***

***	ppm wt.		***	***

***	ppm wt.		***	***

***	ppm wt.		***	***

***	ppm wt.		***	***

***	wt. %		***	***

***	ppm wt.		***	***

***	ppm wt.		***	***

***	ppm wt.		***	***

[***] [Confidential Treatment Required]

Print Date: 6/2/1999

Active

Isoprene

***	ppm wt.	***	***

***	ppm wt.	***	***

***		***

***	ppm wt.	***	***

[***] [Confidential Treatment Required]

Print Date: 6/2/1999

Active

Isoprene

[***] [Confidential Treatment Required]

City:	Beaumont
State:	TX
Zip:
Country:	USA
FDA Certified:	N/A

TSCA Certified:	Yes

Regulatory Comments

Delivery
Pkg. Size:
Label:
Delivery:	Tank car
Storage
Shell Life:	see MSDS
Condition:	dimer will form over time and function temp.
Handling:	see MSDS

Property	Unit	Target / Typical	Specification	Analysis Method
***	ppm		***

***	ppm		***

***	ppm		***

***	ppm		***	***

***	ppm		***

***	ppm		***

***	ppm		***	***

***	ppm		***

***	ppm		***

***	ppm		***	***

***	%		***	***

***	ppm		***	***

***	ppm wt.		***

***	ppm		***

[***] [Confidential Treatment Required]